SCHEDULE 14A INFORMATION

                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by
       Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to section 240.14a-11(c) or  240.14a-12


                          LINCOLN HERITAGE CORPORATION
                (Name of Registrant as Specified in its Charter)

                                 Not Applicable

(Name of Person Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No Fee required

[  ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

      1)   Title of each class of securities to which transaction applies:
      2)   Aggregate number of securities to which transaction applies:
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the Filing fee is calculated and state how it was determined):
      4)   Proposed maximum aggregate value of transaction:
      5)   Total Fee paid:

[  ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)       Amount Previously Paid:
    2)       Form, Schedule or Registration Statement No.:
    3)       Filing Party:
    4)       Date Filed:

                          LINCOLN HERITAGE CORPORATION
                          1250 Capital of Texas Highway
                              Building 3, Suite 100
                               Austin, Texas 78746





                                                            April 30, 1999



Dear Fellow Shareholders:

     Our Annual Meeting of Shareholders will be held at the Clayton Holiday Inn, 7730 Bonhomme, Clayton, Missouri 63105, at 10:00 a.m., local time, on Thursday, May 20, 1999. The Notice of Annual Meeting of Shareholders, Proxy Statement and proxy that accompany this letter outline fully matters on which action is expected to be taken at the Annual Meeting.

     We cordially invite you to attend the Annual Meeting. Even if you plan to be present at the meeting, you are requested to date, sign and return the enclosed proxy in the envelope provided so that your shares will be represented. The mailing of an executed proxy will not affect your right to vote in person should you later decide to attend the Annual Meeting.

                                                     Sincerely,

                                                     CLIFTON MITCHELL

                                                     Chief Executive Officer

                          LINCOLN HERITAGE CORPORATION
                          1250 Capital of Texas Highway
                              Building 3, Suite 100
                               Austin, Texas 78746
                                 (512) 328-0075



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD THURSDAY, MAY 20, 1999

         Approximate Date of Mailing to Security Holders: April 30, 1999

Dear Shareholder:

     The Annual Meeting of Shareholders of Lincoln Heritage Corporation, a Texas corporation (the Company), will be held at the Clayton Holiday Inn, Clayton, Missouri 63105, on Thursday, May 20, 1999, at 10:00 a.m. local time, for the following purposes:

         1.       To elect two (2) members of the Board of Directors; and

         2. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

     The Company's Board of Directors has fixed the close of business on April 19, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof.

     The accompanying Proxy Statement sets forth important information and is deemed incorporated by reference herein.

                                       By Order of the Board of Directors,

                                       Howard A. Wittner
                                       Secretary

April 30, 1999

Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy and mail it promptly in the enclosed envelope to assure representation of your shares. No postage need be affixed if mailed in the United States.

                          LINCOLN HERITAGE CORPORATION
                          1250 Capital of Texas Highway
                              Building 3, Suite 100
                               Austin, Texas 78746
                                 (512) 328-0075


                                 PROXY STATEMENT


                    For Annual Meeting of Shareholders to be
                         Held on Thursday, May 20, 1999
                                _________________


                                     GENERAL

     This Proxy Statement is furnished to the shareholders of Lincoln Heritage Corporation, a Texas corporation (the Company), in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held at the Clayton Holiday Inn, Clayton, Missouri 63105, at 10:00 a.m. local time, on Thursday, May 20, 1999, and at any adjournment thereof (the Annual Meeting), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     Your proxy is being solicited by the Board of Directors of the Company (the Board of Directors). This proxy may be revoked at any time before it is voted by filing a written notice of revocation or a later-dated proxy with the Secretary of the Company at the principal offices of the Company or by attending the Annual Meeting and voting the shares in person. Attendance alone at the Annual Meeting will not of itself revoke a proxy. Proxies that are properly executed, timely received and not revoked will be voted in the manner indicated thereon at the Annual Meeting and any adjournment thereof.

     This Proxy Statement, the Notice of Annual Meeting and the accompanying proxy were first mailed to the shareholders of the Company on or about April 30, 1999. The Company will bear the entire expense of soliciting proxies. Proxies will be solicited by mail initially. The directors, executive officers and employees of the Company also may solicit proxies personally or by telephone or other means, but such persons will not be specially compensated for such services. Certain holders of record, such as brokers, custodians and nominees, are being requested to distribute proxy materials to beneficial owners and will be reimbursed by the Company for their reasonable expenses incurred in sending proxy materials to beneficial owners. Only shareholders of record at the close of business on April 19, 1999 are entitled to notice of, and to vote at, the Annual Meeting. On such date, there were 4,520,000 shares of Common Stock, $.01 par value, of the Company (the Common Stock), issued and outstanding. The holder of each outstanding share of Common Stock is entitled to one vote on each matter to be acted upon at the Annual Meeting. Shares subject to abstentions will be treated as shares that are present at the Annual Meeting for purposes of determining the presence of a quorum and as voted for the purposes of determining the base number of shares voted on any proposal. If a broker or other nominee holder indicates on the proxy that it does not have discretionary authority to vote the shares it holds of record on a proposal, those shares will not be treated as present at the Annual Meeting for purposes of determining the presence of a quorum and will not be considered as voted for purposes of determining the approval of the shareholders on a particular proposal.

     Cumulative voting is not permitted in the election for directors. Each duly-executed proxy in the form enclosed will be voted FOR all nominees listed on such proxy, unless otherwise directed in the proxy. If a shareholder gives a proxy in the form enclosed but withholds authority to vote for one or more of the nominees listed on the proxy, the number of votes represented by such shareholder's proxy will be voted for each of the remaining nominees.

                          ITEM I. ELECTION OF DIRECTORS

     Two individuals will be elected at the Annual Meeting to serve as Class I directors of the Company for a term of three years. The two nominees receiving the greatest number of votes at the Annual Meeting will be elected.

     The persons named as proxies on the accompanying proxy intend to vote all duly executed proxies received by the Board of Directors for the election of Clifton Mitchell and Paul J. Gallant as Class I directors, except as otherwise directed by the shareholder on the proxy. Messrs. Mitchell and Gallant currently are directors the Company. If for any reason Mr. Mitchell or Mr. Gallant becomes unavailable for election, which is not now anticipated, the persons named in the accompanying proxy will vote for such substitute nominee as is designated by the Board of Directors.

     The Board of Directors recommends a vote FOR the election of Clifton Mitchell and Paul J. Gallant as Class I directors.

     The name, age, principal occupation or position and other directorships with respect to Messrs. Mitchell and Gallant and the other directors whose terms of office will continue after the Annual Meeting are set forth below.

                 Class I Nominees - To Be Elected For a Term of
                          Three Years Expiring in 2002

     Clifton Mitchell, 47, joined the Company in February 1998 and became President and Chief Executive Officer in April 1999. Mr. Mitchell has been a director of the Company since March 1998 and served as Executive Vice President-Actuarial of the Company from March 1998 to April 1999. Prior to joining the Company, Mr. Mitchell owned C. Mitchell Company, Inc., an actuarial consulting firm, and was the Company's consulting actuary. Mr.Mitchell is a Fellow of the Society of Actuaries, a Member of the American Academy of Actuaries and a Fellow of the Conference of Consulting Actuaries and was a consulting actuary in private practice from 1983 to 1998. Mr. Mitchell has been involved in insurance acquisitions since 1978.

     Paul J. Gallant, 65, became a director of the Company in October 1998. Mr. Gallant has served as President of PJG & Associates, a consulting firm specializing in forensic accounting since September 1996. Prior thereto,
Mr. Gallant  was  Chief  Operating   Officer  of  International   Food  Products
Corporation  in  St.Louis,   Missouri  from  January 1993  to   September 1996.
Mr. Gallant is a member of the American Institute of Certified Public Accountants and the Missouri Society of Certified Public Accountants.

                   Class II - To Continue in Office Until 2000

     Randall K. Sutton, 53, currently is the Chief Financial Officer of National Prearranged Services, Inc. (NPS), an affiliate of the Company. During his 18-year tenure with NPS, Mr. Sutton also has managed investments for several affiliated companies. Mr. Sutton has been a member of the Board of Directors and a Vice President of the Company since 1996 and also serves as a member of the Board of Directors of Memorial Service Life Insurance Company (Memorial), Lincoln Memorial Life Insurance Company (Lincoln) and Lincoln Memorial Services (a corporate investment firm), each a subsidiary of the Company.

     Mark A. Turken, 57, became a director of the Company in October 1998. Mr. Turken has served as Chief Executive Officer of Security Mortgage Company, Inc./Turco Development Company (Security Mortgage) since 1964. Security Mortgage specializes in the design and construction of industrial, commercial and office facilities.

                  Class III - To Continue in Office Until 2001
     Brent D. Cassity, 32, has spent his business career in the pre-need funeral insurance industry in positions of increasing responsibilities with NPS and its affiliates. He has served as President and Chief Operating Officer of NPS since 1997. In addition to serving as an officer and director and Chairman of the Board of NPS, Mr. Cassity has served as a director of the Company since 1996 and as Chairman of the Board since September 1997. Mr. Cassity also serves as a member of the Board of Directors of each of Lincoln and Memorial.

     Howard A.Wittner, 62, became a director of the Company in September 1997. For more than the past five years, Mr. Wittner has been a senior partner practicing corporate and business law through his firm Wittner, Poger, Spewak & Maylack, P.C., St. Louis, Missouri. His professional memberships include the Bar Association of Metropolitan St. Louis, The Association of Trial Attorneys and the Missouri Defense Lawyers Association. Mr. Wittner has served as counsel for the Company and its affiliates for more than the past five years.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Substantially all of the Company's life insurance policies are issued to fund prearranged funeral contracts that are sold by NPS and National Prearranged Services Agency, Inc. (NPS Agency). NPS is an affiliated company that collects all payments for prearranged funeral contracts and remits such amounts to the Company either directly or through assumed reinsurance. In connection with issuing insurance policies to fund prearranged funeral contracts, except in Missouri, the individual owner of the policy assigns the policy to NPS and/or NPS Agency. As assignee, NPS and/or NPS Agency remit premiums to and receive policy benefits from the Company. In the State of Missouri, a trust (the
Trust) owns the policies, pays the premiums and receives the benefits. An independent investment advisor to the Trust directs the monies in the Trust as to the purchase of insurance policies. The policy benefits that are paid in the ordinary course of business includes death benefits, surrender benefits and policy loans. The Company is not subject to significant credit risk on the policy loans, since the Company makes no policy loans which exceed the reserves held on the policy securing the loan and the Company has the right to deduct the loan amount from the death benefit payment or from the cash surrender value. During 1998, substantially all premiums, death benefits and surrender benefits were received from or paid to NPS, NPS Agency or the Trust. At December 31, 1998, the Company had policyholder loans of $15,556,437 on policies of which NPS is the beneficiary.

     The Company's insurance subsidiaries have a contract with NPS and NPS Agency that obligates the Company to pay first-year and renewal commissions on policies written by NPS and NPS Agency. Commissions totaled $16,850,227 in the year ended December 31, 1998, substantially all of which were paid to NPS or NPS Agency.

     Effective January 1, 1997, the Company entered into a cost sharing agreement with NPS whereby NPS will reimburse the Company on a monthly basis for a portion of certain general and administrative costs paid for by the Company for the benefit of NPS. Costs reimbursed under the agreement were $2,253,644 for the year ended December 31, 1998.

     Amounts receivable from NPS at December 31, 1998 were $1,535,926. Amounts payable to NPS at December 31, 1998 were $65,000.

     The Company entered into an Exclusivity Agreement, dated April 1, 1998, with NPS and NPS Agency, pursuant to which NPS and NPS Agency agreed to purchase insurance policies to fund their prearranged funeral business exclusively from the Company's subsidiaries. The Company agreed to pay, on a monthly basis, an amount equal to 2% of the face amount of such insurance issued during the prior month. The agreement expires in April 2003.

     The Company also participates in a retirement savings plan with NPS and other related parties.

     The firm of Wittner, Poger, Spewak & Maylack, P.C., of which Mr. Howard A. Wittner is a member, provided legal services to the Company and its subsidiaries during 1998. Such firm is continuing to provide legal services to the Company and its subsidiaries during 1999.

     Effective February 1, 1998, the Company purchased all of the assets of C. Mitchell Co., Inc. (C. Mitchell Co.) for $145,000. The unpaid balance of the purchase price bears interest at the rate of eight percent (8%). In connection with the sale of the assets of C. Mitchell Co., Clifton Mitchell, the President and Chief Executive Officer of the Company, entered into a non-compete agreement with the Company for the sum of $60,000 payable in 15 equal installments beginning April 1, 1998. Pursuant to this agreement, the Company paid Mr. Mitchell $40,000 during 1998. C. Mitchell Co. was engaged in the business of providing actuarial consulting services to the insurance industry. Mr. Mitchell, the sole shareholder of C. Mitchell Co., was appointed Executive Vice President-Actuarial and a director of the Company effective March 12, 1998 and was appointed President and Chief Executive Officer of the Company on April 8, 1999.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Security Ownership of Management

     The following table sets forth certain information regarding the beneficial ownership, as of April 19, 1999, of the Common Stock by: (a) each person known by the Company to be a beneficial owner of more than 5% of the outstanding shares of Common Stock; (b) each director of the Company; (c) the Named Executive Officer (as hereinafter defined); and (d) all directors and executive officers of the Company as a group.

  Name and Address                           Number of Shares         Percent
 of Beneficial Owner                       Beneficially Owned (1)     Owned

Howard A. Wittner (2)
  7700 Bonhomme, Suite 400
  Clayton, Missouri 63105.................    4,000,500                 88.5%

Clifton Mitchell..........................           - (3)                -

Brent D. Cassity (2) (4)
  10 S. Brentwood, Suite 340
  Clayton, Missouri 63105.................           - (3)                -

Randall K. Sutton.........................        3,000 (3)              (5)

Paul J. Gallant...........................          200                  (5)

Mark A. Turken............................        2,500                  (5)

David R. Wulf, Investment Adviser to
  Trust IV, under Trust Agreement for
  National Prearranged Services, Inc.
  Pre-Need Plans, dated July 24, 1989 (6)
  10 South Brentwood, Suite 315
  Clayton, MO  63105......................      276,200                  6.1

All executive officers and directors
  (six persons)...........................    4,282,400                 94.7%
______________________

(1) Except as otherwise indicated, each individual has sole voting and investment power over the shares listed beside his name. The percentage calculations for beneficial ownership are based upon 4,520,000 shares of Common Stock that were issued and outstanding as of April 19, 1999. No outstanding options are currently exercisable and none will be exercisable within 60 days of April 19, 1999.

(2) Such shares are held of record by National Heritage Enterprises, Inc. (National Heritage), which is wholly owned by the RBT Trust II, dated September 28, 1990, of which Mr.Wittner is the trustee and has sole voting and investment power. Brent D. Cassity currently serves as President of National Heritage and NPS.

(3) Each of Mr. Mitchell, Mr. Cassity and Mr. Sutton were granted options to purchase 23,750 shares of Common Stock on August 18, 1998. These options vest as to 25% of the shares subject to such options on each anniversary of the date of grant.

(4) Mr. Cassity is a one-third beneficiary of the RBT Trust II. Mr. Cassity does not have voting or investment power with respect to such shares.

(5)  Less than one percent.

(6) The information shown is based on a Schedule 13G dated April 29, 1999 of the Trust IV. The information in the Schedule 13G indicates that the investment adviser of Trust IV has the sole power to vote and dispose of such shares.

                        BOARD OF DIRECTORS AND COMMITTEES

   During 1998, the Board of Directors of the Company met 11 times, including regularly scheduled and special meetings. During such year all of the directors attended at least 75% of all meetings held by the Board of Directors and all committees upon which they served.

     Since November 1998, the Board of Directors has had a standing Audit Committee and Compensation Committee.

     Audit Committee. Paul J. Gallant, Mark A. Turken and Howard A. Wittner are members of the Audit Committee. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the scope and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee met one time during 1998.

     Compensation Committee.  The members of the Compensation Committee are Paul
J. Gallant and Mark A. Turken. The Compensation Committee reviews and recommends the salaries and other compensation of all directors and executive officers of the Company. The Compensation Committee did not meet during 1998.

                            COMPENSATION OF DIRECTORS

     Directors who are employees of the Company do not receive any remuneration in their capacity as directors. Non-employee directors receive $500 per meeting attended and are reimbursed for related travel expenses in attending meetings. Directors also have received options under the Lincoln Heritage Corporation 1998 Long-Term Incentive Plan (the Plan).

                       REPORT ON EXECUTIVE COMPENSATION

     The Board of Directors of the Company (the Board) has issued the following report for the year ended December 31, 1998.

Compensation Philosophy

     For the year ended December 31, 1998, the Board approved the policies for and structure and amount of compensation of the senior officers of the Company (the Executive Officers), including the Chief Executive Officer and Chief Financial Officer. The Board's goal is to establish compensation programs that will attract and retain highly qualified executives and provide an incentive to such executives to focus their efforts on the Company's long-term strategic goals by aligning their financial interests closely with long-term shareholder interests. A compensation committee composed entirely of independent directors was formed in November 1998 and will approve future compensation policies.

     A significant  component of the Company's  Executive  Officer  compensation program is cash remuneration in the form of base salaries and annual discretionary bonuses. Bonuses are determined based upon the performance of the Company and the individual executive during the fiscal year. In evaluating performance, financial, non-financial and long-term strategic objectives are considered. Base salaries generally represent a large portion of the Executive Officers' total cash compensation and the Board believes such salaries are average relative to comparably sized insurance holding companies. Bonuses make up a smaller portion of the Executive Officers' total cash compensation. The Board believes that basing a portion of an Executive Officer's compensation on performance motivates the executive to perform at the highest possible level.

     As another component of the Company's Executive Officer compensation program, the Board may, based upon the consideration of the above factors, award Executive Officers options to acquire shares of Common Stock. The Board believes that stock options provide a highly efficient form of compensation from both a cost and an accounting perspective, and that such awards provide an incentive to achieve the Company's longer-term strategic goals by aligning the long-term financial interests of the Executive Officers with those of the Company's shareholders. The Board also believes that significant levels of stock ownership and ownership potential will assist the Company in retaining the services of the Executive Officers.

Determination of 1998 Executive Officer Compensation

     The Board met one time to determine annual bonuses and long-term incentive compensation for the Executive Officers for 1998. In preparation for this meeting, the Board reviewed the overall profitability, growth and financial performance of the Company, its subsidiaries and their various business lines. In determining each Executive Officer's bonus, the Board considered factors it had identified to measure profitability and growth.

     The Board compared the Company's financial performance during 1998 against the objectives set by management and the Board of Directors at the beginning of the year. Based on this information, the Board determined a compensation range that it believed fairly reflected the Company's overall and relative financial performance and was reasonably competitive with other comparable companies in the burial insurance industry. The Board then reviewed the specific non-financial objectives established for each Executive Officer by the Board of Directors at the beginning of the year and evaluated each Executive Officer's performance with respect to such objectives.

     Mr. Powling became Chief Executive Officer and President of the Company in April 1996. In 1998, Mr. Powling received a salary of $200,000, and a bonus of $3,903 and options to purchase 23,750 shares of stock pursuant to the Plan. Effective April 9, 1999, Mr. Powling resigned from his positions as Chief Executive Officer and President and from his directorship. Upon his resignation, Mr. Powling's stock options lapsed.

     Mr. Mitchell became Chief Financial Officer of the Company in March 1998 and President and Chief Executive Officer of the Company in April 1999 upon Mr. Powling's resignation from the Company. For 1998, Mr. Mitchell received a salary of $183,333, and was granted a bonus of $62,500 which will be payable in 1999. Mr. Mitchell also received options to purchase 23,750 shares of stock pursuant to the Plan.

Conclusion

     Through the program described above, a significant portion of the Company's executive compensation is linked directly to individual and corporate performance, earnings per share and stock price appreciation. The Board intends to continue the policy of linking executive compensation to individual and corporate performance and returns to shareholders, recognizing that the business cycle from time to time may result in an imbalance for a particular period.

                                                          THE BOARD OF DIRECTORS
April 19, 1999
                                                           Brent D. Cassity
                                                           Clifton Mitchell
                                                           Paul J. Gallant
                                                           Randall K. Sutton
                                                           Mark A. Turken
                                                           Howard A. Wittner

                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation paid to Clifton Mitchell, the Company's President and Chief Executive Officer, and Nicholas M. Powling, the Company's former President and Chief Executive Officer (collectively, the Named Executive Officers), for services rendered to the Company in all capacities. Mr. Mitchell was appointed President and Chief Executive Officer of the Company on April 9, 1999. Prior thereto, Mr. Mitchell served as Executive Vice President-Actuarial of the Company. Mr. Mitchell and Mr. Powling were the only officers of the Company whose aggregate annual salary and bonus exceeded $100,000 during 1998.


                           Summary Compensation Table

                                                   Long-Term Compensation
                        Annual Compensation             Securities
                                        Other     Restricted  Underlying
Name and                                Annual      Stock    Options/  All Other
Principal    Fiscal   Salary    Bonus Compensation  Awards   SARs   Compensation
Position      Year      ($)      ($)     ($)(1)         ($)         (#)     ($)

Clifton
 Mitchell (2)   1998  $183,333  $62,500(3) -           -     23,750/0        -
   President
   and
   Chief        1997        -       -      -           -         -           -
   Executive
   Officer      1996        -       -      -           -         -           -

Nicholas M.
 Powling(4)     1998   200,000    3,903    -           -     23,750/0        -
   Former
   President
   and Chief    1997   100,000    1,951    -            -        -           -
   Executive
   Officer      1996        -        -     -             -       -           -

_________________

     (1) The Named Executive Officers received certain perquisites in 1998, 1997 and 1996, the amount of which did not exceed the lesser of $50,000 or 10% of any such officer's salary and bonus.

     (2) Mr. Mitchell joined the Company in March 1998 as Executive Vice President-Actuarial and became President and Chief Executive Officer in April 1999. Prior thereto, Mr. Mitchell provided actuarial consulting services to the Company.

     (3)  The bonus amount for performance for 1998 will be paid in 1999.

     (4) Mr. Powling joined the Company in April 1996 as President, Chief Executive Officer and a director and resigned from such positions as of April 8, 1999.

                         OPTION/SAR GRANTS IN LAST YEAR

     The following table sets forth information concerning stock option grants made in 1998 to the Named Executive Officers. No SARs were granted to such individuals in 1998.


                   Individual Grants                  Potential Realizable
          Number of    Percent                          Value at Assumed
         Securities   of Total                           Annual Rates of
         Underlying  Options/SARs  Exercise               Stock Price
        Options/SARs   Granted to  or Base               Appreciation for
          Granted    Employees in   Price  Expiration      Option Term(1)
Name      (#)(2)         Year     ($/Sh)    Date (3)   0% ($)  5% ($)   10% ($)
Clifton
 Mitchell   23,750      5.95%     $ 3.75     8/17/08  $89,063 $201,084  $372,948

Nicholas M.
 Powling(4) 23,750      5.95        3.75     8/17/08   89,063  201,084   372,948


(1) The indicated 5% and 10% rates of appreciation are provided to comply with Commission regulations and do not necessarily reflect the views of the Company as to the likely trend in the price of the Common Stock. The effect of 5% and 10% rates of appreciation on Common Stock held for ten years is demonstrated by the following: a share of Common Stock purchased on August 18, 1998 at a price per share of $3.75 and held until August 17, 2008 would have a value of $12.22 at a 5% rate of appreciation and a value of $19.45 at a 10% rate of appreciation. Actual gains, if any, on stock option exercises and Common Stock holdings will be dependent on, among other things, the future performance of the Common Stock and overall market conditions. There can be no assurance that the amounts reflected herein will be achieved. Additionally, these values do not take into consideration the provisions of the options providing for nontransferability or delayed exercisability.

(2) Each option will become exercisable with respect to 25% of the shares subject to the option on each anniversary date of the grant.

(3) The options terminate on the earlier of ten years from the date of grant, twelve months from the date of termination for death, retirement or disability or three months from termination of employment for any other reason.

(4) Mr. Powling resigned from the Company on April 8, 1999. Mr. Powling's options lapsed upon termination of his employment.



   AGGREGATED OPTION/SAR EXERCISES IN LAST YEAR AND YEAR-END OPTION/SAR VALUES

     The following table sets forth information concerning the aggregate dollar value realized upon exercise of options during 1998, the number of securities underlying options outstanding at year-end 1998 and the value of options outstanding at year-end 1998 having an exercise price lower than the market price of the Common Stock held by the Named Executive Officers.


                  Shares                                   Value of Unexercised
                Acquired On   Value  Options/SARs at   In-the-Money Options/SARs
                 Exercise   Realized   Year-End (#)         at Year-End ($) (1)
                                                Un-                      Un-
Name                (#)      ($) Exercisable Exercisable Exercisable Exercisable
Clifton Mitchell     -         -         -     23,750           -     $29,687.50
Nicholas M. Powling  -         -         -     23,750           -      29,687.50


(1)  Based on the Common Stock closing price of $5.00 on December 31, 1998.

                             STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on the Company's Common Stock during the period from November 2, 1998 (the date the Company began trading on the Pacific Exchange) through December 31, 1998 with the cumulative total return of the Nasdaq National Market and the Nasdaq National Market Insurance Index during such period, assuming a $100 investment on November 2, 1998. The Company has not paid any dividends on the Common Stock, and no dividends are included in the representation of the Company's performance.



                                               11/2/1998        12/31/1998

------------------------------------------------------------------------------
Lincoln Heritage Corporation                   $ 100.00           $ 66.67
------------------------------------------------------------------------------

Nasdaq                                            100.00            106.38
------------------------------------------------------------------------------

Nasdaq Insurance Index                            100.00            110.68
------------------------------------------------------------------------------

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors, executive officers and persons who own more than ten percent of the Company's outstanding stock (Reporting Persons) to file reports of ownership and changes in ownership with the Securities and Exchange Commission. To the Company's knowledge, based solely on its review of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to the Reporting Persons were complied with during the year ended December 31, 1998, except for Randall K. Sutton and Howard A. Wittner, each of whom filed a late Form 5 to report the purchase of shares of Common Stock.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP (D&T) served as the Company's independent public accountants for the year ended December 31, 1998 and has been selected by the Board of Directors to continue in such capacity during 1999. Representatives of D&T are expected to be present at the Annual Meeting to answer appropriate questions from shareholders, and such representatives will have the opportunity to make statements if they so desire.

     On December 21, 1998, with the approval of the Audit Committee of the Board of Directors of Company, the Company approved the appointment of D&T as its independent accountants to audit the Company's consolidated financial statements as of December 31, 1998, and for the year then ended. The firm of Killman, Murrell & Company, P.C. (Killman) was dismissed as the Company's independent accountants as of such date. The Company effected the change in auditor because it determined that it would benefit from the expertise and resources of a larger auditing firm.

     The report of Killman on the Company's financial statements as of December 31, 1997 and 1996 and for the years then ended did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles. Such financial statements were the first financial statements prepared by the Company in accordance with generally accepted accounting principles (GAAP) and Regulation S-X, and were necessitated by the Company's initial public offering. Prior thereto, the Company's principal operating subsidiaries prepared financial statements under statutory accounting principles required for filings with state insurance administrators.

     During the course of preparing the Company's consolidated financial statements in accordance with GAAP and clearing Securities and Exchange Commission Staff accounting comments on the registration statement filed by the Company in connection with its initial public offering, there were numerous discussions between Company management personnel and representatives of Killman regarding various issues, some of which were unique to the Company's particular facts and circumstances. Certain of these discussions led to material adjustments to the Company's internally prepared statements. However, the Company does not believe that such discussions included disagreements with Killman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Killman, would have caused Killman to make reference to the subject matter of such disagreement in its reports during the years covered by such audited financial statements or from the period January 1, 1998 to the date of their dismissal. The Company has authorized Killman to fully respond to any inquires of D&T concerning its audit.

     During the two-year period ended December 31, 1997 and through the date of the appointment, D&T did not provide any consultations to the Company regarding the application of accounting principles to specific transactions and the type opinion that they may have rendered on the financial statements.

                            PROPOSALS OF SHAREHOLDERS

     Under applicable regulations of the Securities and Exchange Commission, all proposals of shareholders to be considered for inclusion in the proxy statement for the 2000 Annual Meeting of Shareholders must be received at the offices of the Company, c/o Secretary, 1250 Capital of Texas Highway, Building 3, Suite 100, Austin, Texas 78746, by no later than December 21, 1999. The Company s By-Laws provide that shareholder proposals, including nominations of directors, that do not appear in the proxy statement may be considered at a meeting of shareholders only if written notice of the proposal is received by the Company s Secretary not less than 60 days and not more than 90 days prior to the anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be delivered not earlier than the 10th day prior to such annual meeting and not later than the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Under the By-laws of the Company, the date by which written notice of a proposal must be received by the Company to be considered at the 2000 Annual Meeting of Shareholders is March 21, 2000.

     Any written notice of a shareholder proposal must include the following information: (a) as to each person whom the shareholder proposes to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such shareholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such shareholder, as they appear on the Company's books, and of such beneficial owner, and (ii) the class and number of shares of the Company which are owned beneficially and of record by such shareholder and such beneficial owner.

                              DISCRETIONARY VOTING

     At the 2000 Annual Meeting of Shareholders, the individuals named in the proxy relating to such meeting will exercise discretionary authority to vote on any matter brought before the meeting with respect to which the Company was provided with notice after December 30, 1999, and before March 30, 2000. In addition, the Company will include in the proxy statement advice on the nature of the matter and how the individuals named in the proxy relating to such meeting intend to exercise their discretion to vote on each mater. Notwithstanding the above, the individuals named in the proxy relating to such meeting will not exercise discretionary authority over a matter if: (i) the Company receives notice of such matter by March 30, 2000; (ii) by March 30, 2000, the proponent of such matter (the Proponent) provides the Company with a written statement that the Proponent intends to deliver a proxy statement and form of proxy to holders of at least the percentage of the Companys voting shares required under Texas law to carry the proposal; (iii) the Proponent includes the same statement in its proxy materials filed under Rule 14a-6 of the Securities Exchange Act of 1934, as amended; and (iv) immediately after soliciting the percentage of shareholders required to carry the proposal, the Proponent provides the Company with a statement from any solicitor or other person with knowledge that the necessary steps have been taken to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company's voting shares required under Texas law to carry the proposal.

                                  OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors does not intend to present, nor has it been informed that other persons intend to present, any matters for action at the Annual Meeting, other than those specifically referred to herein. If, however, any other matters should properly come before the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby in accordance with their judgment as to the best interest of the Company on such matters.

                                            By Order of the Board of Directors,

                                            Howard A. Wittner
                                            Secretary

April 30, 1999

                          LINCOLN HERITAGE CORPORATION
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 20, 1999


     The undersigned hereby appoints Randall K. Sutton and Howard A. Wittner, and each of them, with or without the other, proxies, with full power of substitution to vote, as designated below, all shares of common stock, $0.01 par value, of Lincoln Heritage Corporation (the Company) that the undersigned signatory hereof is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the Clayton Holiday Inn, 7730 Bonhomme, Clayton, Missouri 63105, on Thursday, May 20, 1999, at 10:00 a.m., and all adjournments thereof, all in accordance with and as more fully described in the Notice and accompanying Proxy Statement for such meeting, receipt of which is hereby acknowledged.

1.       ELECTION OF DIRECTORS

         [  ] FOR the nominees listed below      [  ] WITHHOLD AUTHORITY


         CLASS I (three-year term)

         Clifton Mitchell                         Paul J. Gallant

     2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends voting For the election of Clifton Mitchell and Paul J. Gallant as directors set forth in Proposal No. 1 above.


DATED: _____________________________, 1999


                                                            Signature


                                                      Signature, if held jointly

Please sign exactly as name appears on this Proxy Card. When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, personal representative, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.


PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

April 30, 1999




VIA EDGAR


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549

Re:  Lincoln  Heritage  Corporation   (Commission  File  No.  000-14067) -
Definitive Proxy Materials for the 1999 Annual Meeting of Shareholders Dear Sir or Madam:

On behalf of Lincoln Heritage Corporation, a Texas corporation (the
Company), we are pleased to transmit via EDGAR the Company's definitive proxy soliciting materials, including the Notice of Annual Meeting of Shareholders, the Proxy Statement and the form of Proxy, to be used in connection with the Company's Annual Meeting of Shareholders to be held on May 20, 1999.

The annual meeting involves only the non-contested election of directors. The materials will first be mailed or delivered to the shareholders of the Company on April 30, 1999.

Should you have any questions or comments, please contact the undersigned at (512) 329-7185.

Very truly yours,

Janette Williams



cc:  Clifton Mitchell
     Howard A. Wittner, Esq.
     Jean H. Maylack, Esq.
     Thomas A. Litz, Esq.
     David F. Morris, Esq.
     Rebecca S. Robeson, Esq.